                                   G A R A N










                                     1996

                                Annual Report

Corporate Profile

Garan, Incorporated is engaged in the design, manufacture, and sale of apparel for children, women, and men. Products include tops (shirts and sweatshirts) and bottoms (trousers, skirts, shorts, and overalls). Generally, the fabrics are made from cotton or polyester-cotton blends, tops are made mostly from knit fabrics, and bottoms are made mostly from woven fabrics.

Trademarks, Tradenames, and
Licensed Names

Children's Apparel
  Garanimals
  Rob Roy
  Team Rated
  Disney Trademarks and Characters
  National Football League
  Major League Baseball
  National Basketball Association
  National Hockey League
  Everlast

Women's Apparel
  bobbie brooks

Men's Apparel
  Long Gone
  Team Rated
  National Football League
  Major League Baseball
  National Basketball Association
  National Hockey League
  Everlast

        [LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights

                          1996          1995
------------------------------------------------
Net Sales             $146,491,000  $141,330,000
------------------------------------------------
Net Earnings            $6,896,000    $5,489,000
------------------------------------------------
Per Common Share:
  Earnings                   $1.36         $1.08
  Cash Dividends
   Paid                      $1.00         $1.00
------------------------------------------------
Working Capital        $75,767,000   $68,448,000
Working Capital
Ratio                         5.30          4.38
Total Assets          $119,547,000  $120,431,000
------------------------------------------------
Shareholders' Equity   $96,141,000   $94,315,000
Common Stock Issued
and Outstanding          5,069,892     5,069,892
Book Value Per
Common Share                $18.96        $18.60
------------------------------------------------

Table of Contents

        2  Report from the Chairman of the Board and the President
        3  Five-Year Review
        4  Management's Discussion and Analysis of Financial Condition and Results of Operations
        6  Consolidated Balance Sheets
        7  Consolidated Statements of Earnings and Consolidated Statements of Shareholders' Equity
        8  Consolidated Statements of Cash Flows
        9  Notes to Consolidated Financial Statements
       14  Independent Auditors' Report and Corporate Data
       15  Common Stock Information
       16  Board of Directors and Officers

Report from the Chairman of the Board
and the President
-----------------------------------------------------------
-----------------------------------------------------------

To Our Shareholders:

We are pleased to report that the Company's net sales for fiscal year 1996 were $146,491,000, compared to 1995 net sales of $141,330,000. Net earnings for fiscal 1996 were $6,896,000 or $1.36 per share compared to $5,489,000 or $1.08 per share last year.

Our Sports Licensing business, which includes men's, boys and juvenile official league products, continue to negatively impact our Company in sales and profitability. We believe our position is best served in the juvenile and boys segment which is beginning to stabilize and we no longer will be involved in the men's sports licensing business.

Our Children's Disney licensed business historically has been related only to full length animated film releases, the most recent being The Hunchback of Notre Dame. We have signed a new license agreement in 1996 for Winnie The Pooh, a Disney brand. Our Disney efforts for 1997 will be limited to the Winnie The Pooh license.

Our Women's business, both private label and Bobbie Brooks, experienced growth in 1996 and we expect this trend to continue in 1997.

During late 1996 we introduced a men's activewear line of apparel marketed with the Everlast trademark. The Everlast merchandise is very gym inspired and has an authentic athletic look. The Everlast brand is being supported by an aggressive advertising and public relations campaign through 1997 and is targeted towards department stores and specialty sports retailers.

Our Childrenswear divisions remain the largest business segment in our Company, and in spite of extreme pricing and margin pressures, we experienced both sales and unit growth for 1996. Our outlook for our children's business remains very positive for 1997.

We are beginning a new level of manufacturer-retailer relationships. These programs have various names such as "vendor managed" or "co-managed". They are basically programs where Garan, in close relationships with certain customers, will have a high level of involvement in the inventory and order levels of our products at customer locations. This is the logical next step of the replenishment programs which have become such an important part of servicing our major retailer customers.

In addition to replenishment and co-managed type programs, we are continuing our efforts to improve efficiencies and reduce the costs related to the physical movement of goods and related record keeping and processing costs.

For the year ended September 30, 1996 the Board of Directors declared a special dividend of $0.20 per share in addition to the regular quarterly dividend of $0.20 per share both of which were paid in November 1996.

                     Sincerely,

     [SEYMOUR LICHTENSTEIN SIGNATURE]                  [JERALD KAMIEL SIGNATURE]
     Seymour Lichtenstein                                          Jerald Kamiel
     CHAIRMAN OF THE BOARD                                           PRESIDENT

Five-Year Review
------------------------------------------------------------------------
------------------------------------------------------------------------

                                                        1996          1995          1994          1993          1992
--------------------------------------------------------------------------------------------------

Net Sales                                           $146,491,000  $141,330,000  $173,002,000  $189,581,000  $170,377,000

Cost of Sales                                        114,744,000   111,454,000   131,687,000   134,212,000   122,716,000
--------------------------------------------------------------------------------------------------

Gross Margin on Sales                                 31,747,000    29,876,000    41,315,000    55,369,000    47,661,000

Selling and Administrative Expenses                   22,652,000    23,270,000    27,320,000    29,319,000    25,093,000

Interest on Capitalized Leases                           123,000       141,000       153,000       202,000       250,000

Interest Income                                       (2,426,000)   (2,534,000)   (1,491,000)   (1,592,000)   (2,007,000)
--------------------------------------------------------------------------------------------------

Earnings before Provision for Income Taxes            11,398,000     8,999,000    15,333,000    27,440,000    24,325,000

Provision for Income Taxes                             4,502,000     3,510,000     5,980,000    10,591,000     9,001,000
--------------------------------------------------------------------------------------------------

Net Earnings                                          $6,896,000    $5,489,000    $9,353,000   $16,849,000   $15,324,000
--------------------------------------------------------------------------------------------------

Earnings Per Share                                         $1.36         $1.08         $1.84         $3.32         $3.03

Average Shares Outstanding                             5,070,000     5,070,000     5,070,000     5,068,000     5,058,000

Dividends Paid Per Share                                   $1.00         $1.00         $1.80         $1.80        $1.175
--------------------------------------------------------------------------------------------------

Current Assets                                       $87,365,000   $88,685,000   $98,896,000  $101,847,000   $94,082,000

Current Liabilities                                   17,626,000    20,237,000    18,519,000    21,181,000    20,902,000
--------------------------------------------------------------------------------------------------

Working Capital                                       75,767,000    68,448,000    80,377,000    80,666,000    73,180,000

Working Capital Ratio                                       5.30          4.38          5.34          4.81          4.50
--------------------------------------------------------------------------------------------------

Total Assets                                        $119,547,000  $120,431,000  $118,525,000  $121,791,000  $112,863,000
--------------------------------------------------------------------------------------------------

Long-term Obligations                                 $2,937,000    $3,061,000    $3,620,000    $4,176,000    $4,625,000
--------------------------------------------------------------------------------------------------

Shareholders' Equity                                 $96,141,000   $94,315,000   $93,896,000   $93,669,000   $85,795,000

Common Stock Issued and Outstanding                    5,069,892     5,069,892     5,069,892     5,069,892     5,052,132
--------------------------------------------------------------------------------------------------

NOTE: All share and per share data give effect to the two-for-one stock split on December 7, 1992.

Management's Discussion and Analysis
of Financial Condition and Results of Operations
-----------------------------------------------------------
-----------------------------------------------------------

Net Sales

Net sales in fiscal 1996 were $146,491,000, an increase of $5,161,000 over fiscal 1995 net sales of $141,330,000. The increase in fiscal 1996 was primarily a result of an increase in total units shipped.

Net sales in fiscal 1995 were $141,330,000, a decrease of $31,672,000 from fiscal 1994 net sales of $173,002,000. The sales decreases occurred primarily in the Sports Licensing divisions due to ongoing competitive conditions in the marketplace, in the Disney division as a result of not participating in a film property in 1995, and in the Women's Sweater division, which ceased operations early in fiscal 1995.

Gross Margin

Gross margin in fiscal 1996 was $31,747,000, or 22% of net sales, as compared to $29,876,000, or 21% of net sales, in fiscal 1995. The increase in gross margin was the result of improved absorption of manufacturing expenses as a result of the volume increase.

Gross margin for fiscal 1995 was $29,876,000, or 21% of net sales, as compared to $41,315,000, or 24% of net sales, in fiscal 1994. The decline in gross margin from year to year primarily resulted from (a) reduced volume in the Sports Licensing divisions, which historically maintain higher gross margins than the other divisions (the gross margin for the Sports Licensing divisions is higher than for other divisions, but net sales of these divisions are subject to a royalty expense which is included in selling and administrative expenses), which affected product mix, and (b) from customer orders taken at lower margins to maintain market share.

Selling and Administrative Expenses; Interest Income

Selling and administrative expenses in fiscal 1996 were $22,652,000, or 15% of net sales, as compared to $23,270,000, or 16% of net sales, in fiscal 1995. The decrease, both in absolute dollars and as a percentage of net sales, was the result of reduced general overhead expenses offset by increased advertising in the Everlast division.

Selling and administrative expenses in fiscal 1995 were $23,270,000, or 16% of net sales, as compared to $27,320,000, or 16% of net sales, in fiscal 1994. The decrease in dollar amount resulted primarily from reduced royalty and commission expenses associated with the reduced sales volume in the Sports Licensing divisions.

Management's Discussion and Analysis
of Financial Condition and Results of Operations (Con't)
-----------------------------------------------------------
-----------------------------------------------------------

Interest income of $2,426,000 in fiscal 1996 decreased slightly from $2,534,000 in fiscal 1995 due to a decline in interest rates on investments.

Interest income in fiscal 1995 was $2,534,000, an increase from $1,491,000 in the previous year. The increase from 1994 to 1995 was the result of more favorable rates of return throughout the year and higher levels of investments.

Liquidity and Capital Resources

The Company's financial position remained strong throughout fiscal 1996. At September 30, 1996 working capital was $75,767,000, an increase of $7,319,000 from September 30, 1995 working capital of $68,448,000. As is noted in footnote 1, the Company adopted Statement of Financial Accounting Standards No. 115 (SFAS
115), which requires that investments held to maturity be classified based upon contractual maturities. As such, at September 30, 1996, $6,028,000 of investments were reclassified as short-term.

The Company's primary source of cash during the three years ended September 30, 1996 has been its operating activities. In 1996, 1995, and 1994, operating activities provided $20,453,000, $6,727,000, and $17,113,000, respectively.

The primary uses of cash during the three year period ended September 30, 1996, have been payment of dividends, additions to property, plant, and equipment, and repayment of capitalized lease obligations.

In fiscal 1996 the Company continued its year end special dividend payment which it initiated in fiscal 1988.

At September 30, 1996, shareholders' equity was $96,141,000 or $18.96 per share, up from $94,315,000, or $18.60 per share, at September 30, 1995. At September 30, 1994 shareholders' equity was $93,896,000, or $18.52 per share.

Management believes that the Company has sufficient working capital to finance its operations and projected growth. There were no short-term borrowings outstanding during fiscal years 1996, 1995 and 1994, and management does not anticipate the need for any such borrowings. If necessary, the Company has the ability to obtain funds from a number of sources to meet its seasonal and long-term requirements.

Consolidated Balance Sheets
------------------------------------------------------------------------
------------------------------------------------------------------------

                      Assets                        September 30, 1996   September 30, 1995
-------------------------------------------------------------------------------------------
Current Assets:
  Cash and cash equivalents                            $ 20,587,000         $  8,649,000
  U.S. Government securities--short-term                 12,568,000           20,424,000
  Accounts receivable, less estimated
    uncollectibles:
    1996 and 1995, $514,000                              26,041,000           25,746,000
  Inventories                                            28,639,000           29,454,000
  Other current assets                                    5,558,000            4,412,000
-------------------------------------------------------------------------------------------
      Total Current Assets                               93,393,000           88,685,000
-------------------------------------------------------------------------------------------
U.S. Government Securities--long-term                     7,003,000           12,015,000
Property, Plant and Equipment, net                       14,915,000           15,069,000
Other Assets                                              4,236,000            4,662,000
-------------------------------------------------------------------------------------------
      Total                                            $119,547,000         $120,431,000
-------------------------------------------------------------------------------------------

         Liabilities and Shareholders' Equity
-------------------------------------------------------------------------------------------
Current Liabilities:
  Accounts payable                                     $  4,609,000         $  6,851,000
  Accrued liabilities                                    11,321,000           11,005,000
  Income taxes payable                                    1,572,000            2,227,000
  Current portion of capitalized lease obligations          124,000              154,000
-------------------------------------------------------------------------------------------
      Total Current Liabilities                          17,626,000           20,237,000
-------------------------------------------------------------------------------------------
Capitalized Lease Obligations, net of current
portion                                                   2,937,000            3,061,000
-------------------------------------------------------------------------------------------
Deferred Income Taxes                                     2,843,000            2,818,000
-------------------------------------------------------------------------------------------
Shareholders' Equity:
  Preferred stock ($10 par value), 500,000 shares
    authorized; none issued
  Common stock (no par value), 15,000,000 shares
    authorized; shares issued: 5,069,892 at 1996
    and 1995                                              2,535,000            2,535,000
  Additional paid-in capital                              5,821,000            5,821,000
  Retained earnings                                      87,785,000           85,959,000
-------------------------------------------------------------------------------------------
      Total Shareholders' Equity                         96,141,000           94,315,000
-------------------------------------------------------------------------------------------
      Total                                            $119,547,000         $120,431,000
-------------------------------------------------------------------------------------------

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

Consolidated Statements of Earnings
------------------------------------------------------------------------
------------------------------------------------------------------------

                                                           Years Ended September 30,
                                                    ----------------------------------------
                                                        1996          1995          1994
--------------------------------------------------------------------------------------------
Net Sales                                           $146,491,000  $141,330,000  $173,002,000
  Cost of sales                                      114,744,000   111,454,000   131,687,000
--------------------------------------------------------------------------------------------
  Gross margin on sales                               31,747,000    29,876,000    41,315,000
  Selling and administrative expenses                 22,652,000    23,270,000    27,320,000
  Interest on capitalized leases                         123,000       141,000       153,000
  Interest income                                     (2,426,000)   (2,534,000)   (1,491,000)
--------------------------------------------------------------------------------------------
  Earnings before provision for income taxes          11,398,000     8,999,000    15,333,000
  Provision for income taxes                           4,502,000     3,510,000     5,980,000
--------------------------------------------------------------------------------------------
Net Earnings                                        $  6,896,000  $  5,489,000  $  9,353,000
--------------------------------------------------------------------------------------------
  Earnings per share                                $       1.36  $       1.08  $       1.84
  Average shares outstanding                           5,070,000     5,070,000     5,070,000
--------------------------------------------------------------------------------------------

Consolidated Statements of Shareholders' Equity
------------------------------------------------------------------------
------------------------------------------------------------------------

                                                      Additional
                                            Common     Paid-in     Retained
Years Ended 1994, 1995 and 1996             Stock      Capital     Earnings       Total
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Balance at September 30, 1993             $2,535,000  $5,821,000  $85,313,000  $93,669,000
------------------------------------------------------------------------------------------
  Net earnings                                                      9,353,000    9,353,000
  Dividends paid--$1.80 per share                                  (9,126,000)  (9,126,000)
------------------------------------------------------------------------------------------
Balance at September 30, 1994             $2,535,000  $5,821,000  $85,540,000  $93,896,000
------------------------------------------------------------------------------------------
  Net earnings                                                      5,489,000    5,489,000
  Dividends paid--$1.00 per share                                  (5,070,000)  (5,070,000)
------------------------------------------------------------------------------------------
Balance at September 30, 1995             $2,535,000  $5,821,000  $85,959,000  $94,315,000
------------------------------------------------------------------------------------------
  Net earnings                                                      6,896,000    6,896,000
  Dividends paid--$1.00 per share                                  (5,070,000)  (5,070,000)
------------------------------------------------------------------------------------------
Balance at September 30, 1996             $2,535,000  $5,821,000  $87,785,000  $96,141,000
------------------------------------------------------------------------------------------

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

Consolidated Statements of Cash Flows
------------------------------------------------------------------------
------------------------------------------------------------------------

                                                      Years Ended September 30,
                                                --------------------------------------
                                                   1996          1995          1994
---------------------------------------------------------------------------------------
Cash Flows From Operating Activities:
  Net earnings                                 $  6,896,000  $  5,489,000  $  9,353,000
  Adjustments to reconcile net earnings to
    net
    cash flows from operating activities:
    Depreciation and amortization                 3,426,000     3,591,000     3,647,000
    Provision for losses on accounts
    receivable                                       43,000       112,000       170,000
    Deferred income taxes                            25,000      (537,000)      480,000
    Changes in assets and liabilities:
       U.S. Government Securities--short-term    12,887,000   (14,880,000)
       Accounts receivable                         (338,000)   13,849,000     1,443,000
       Inventories                                  815,000    (1,573,000)    5,992,000
       Other current assets                      (1,146,000)     (514,000)      208,000
       Accounts payable                          (2,242,000)      305,000       (71,000)
       Accrued liabilities                          316,000        (4,000)   (1,113,000)
       Income taxes payable                        (655,000)    1,466,000    (1,710,000)
       Other assets                                 426,000      (577,000)   (1,286,000)
---------------------------------------------------------------------------------------
      Net Cash Flows From Operating
      Activities                                 20,453,000     6,727,000    17,113,000
---------------------------------------------------------------------------------------
Cash Flows From Investing Activities:
  Sale of U.S. Government
    Securities--long-term                           997,000     3,000,000    25,924,000
  Purchase of U.S. Government
    Securities--long-term                        (1,016,000)                (27,149,000)
  Additions to property, plant and equipment     (3,557,000)   (3,284,000)   (2,535,000)
  Proceeds from sales of property, plant and
    equipment                                       285,000       168,000       489,000
---------------------------------------------------------------------------------------
      Net Cash Flows From Investing
      Activities                                 (3,291,000)     (116,000)   (3,271,000)
---------------------------------------------------------------------------------------
Cash Flows From Financing Activities:
  Payment of dividends                           (5,070,000)   (5,070,000)   (9,126,000)
  Repayment of capitalized lease obligations       (154,000)     (556,000)     (854,000)
---------------------------------------------------------------------------------------
      Net Cash Flows From Financing
      Activities                                 (5,224,000)   (5,626,000)   (9,980,000)
---------------------------------------------------------------------------------------
Increase in Cash                                 11,938,000       985,000     3,862,000
---------------------------------------------------------------------------------------
Cash and Cash Equivalents At Beginning of
Year                                              8,649,000     7,664,000     3,802,000
---------------------------------------------------------------------------------------
Cash and Cash Equivalents At End of Year       $ 20,587,000  $  8,649,000  $  7,664,000
---------------------------------------------------------------------------------------
Supplemental Disclosures
  Cash Paid During The Year For:
    Interest                                   $    123,000  $    141,000  $    153,000
    Income taxes                                  5,120,000     2,167,000     7,211,000
---------------------------------------------------------------------------------------

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

Notes to Consolidated Financial Statements
-----------------------------------------------------------
-----------------------------------------------------------

Note 1--Summary of Significant Accounting Policies

a.PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its subsidiaries, all of which are wholly-owned. All inter-company accounts and transactions have been eliminated in consolidation.

b.USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

c.REVENUE RECOGNITION

Sales are recognized upon shipment of merchandise. The Company does not provide for allowances or return of goods except for cause. When an allowance or return occurs, it is accounted for as a reduction of sales. Sales allowances are not significant to the operations of the Company.

d.INVENTORIES

Inventories are stated at the lower of cost (principally standard cost which approximates actual cost on a first-in, first-out basis) or market.

e.PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are carried at cost. Depreciation and amortization for financial accounting purposes are provided by using the straight line method over the estimated useful lives of the assets.

Leases of manufacturing facilities which are in substance financing arrangements have been capitalized, with the corresponding liability included in capitalized lease obligations.

f.INCOME TAXES

Deferred income taxes are provided to reflect the tax effect of timing differences in reporting income and deductions for tax and financial statement purposes under SFAS 109 which provides for accounting for deferred income taxes using the liability method.

g.EARNINGS PER SHARE

Earnings per share are calculated on the basis of the weighted average number of common shares outstanding during the year.

h.CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

i.INVESTMENTS

Financial instruments, which potentially subject the Company to concentration of risk, consist of cash and investments. The Company places its investments in US Treasury obligations which limits the amount of credit exposure.

Effective December 31, 1994, the Company adopted Statement of Financial Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115), under which the Company's investments are designated as trading or held-to-maturity. Trading securities are reported at fair value, with changes in fair value included in earnings. When the Company has the intent and ability to hold the securities to maturity they are classified as held-to-maturity securities and reported at amortized cost. In accordance with SFAS 115, prior years' financial statements have not been restated to reflect the change in accounting method. There was no cumulative effect as a result of adopting SFAS 115 and the impact on net earnings for the year ended September 30, 1995 was not material.

-----------------------------------------------------------
-----------------------------------------------------------

Note 2--Investments

Investments in the trading category amounted to $6,540,000 at September 30, 1996 and consisted of U.S. Treasury Bills maturing from November 1996 through December 1996. Gross unrealized holding gains at September 30, 1996 were approximately $43,000.

Investments in the held-to-maturity category amounted to $13,031,000 at September 30, 1996 and consisted of U.S. Treasury Notes with contractual maturities as follows:

1997 (included in U.S. Government securities --
  short-term)............................................  $  6,028,000
1998.....................................................     6,051,000
1999.....................................................       952,000
                                                           ------------
                                                           $ 13,031,000
                                                           ------------
                                                           ------------

The estimated fair value of investments approximates the amortized cost, and, therefore, there are no unrealized gains or losses as at September 30, 1996.

Note 3--Inventories

INVENTORIES CONSIST OF THE FOLLOWING:

                                                           1996         1995
                                                        -----------  -----------
Raw materials.........................................  $ 3,115,000  $ 5,135,000
Work in process.......................................    6,837,000    9,374,000
Finished goods........................................   18,687,000   14,945,000
                                                        -----------  -----------
                                                        $28,639,000  $29,454,000
                                                        -----------  -----------
                                                        -----------  -----------

Note 4--Property, Plant and Equipment

PROPERTY, PLANT AND EQUIPMENT CONSIST OF THE FOLLOWING:

                                                           1996         1995
                                                        -----------  -----------
Capitalized leased manufacturing plants...............  $11,545,000  $12,626,000
Machinery and equipment...............................   16,075,000   14,711,000
Leasehold improvements................................    3,753,000    3,689,000
Transportation equipment..............................    1,882,000    1,788,000
                                                        -----------  -----------
                                                         33,255,000   32,814,000
Less accumulated depreciation and amortization........   18,340,000   17,745,000
                                                        -----------  -----------
                                                        $14,915,000  $15,069,000
                                                        -----------  -----------
                                                        -----------  -----------

The net book value of the capitalized leased manufacturing plants was $4,025,000 at September 30, 1996 and $4,716,000 at September 30, 1995.

Note 5--Capitalized Leases

Substantially all of the Company's leases of manufacturing facilities have been capitalized. Future minimum lease payments of principal and interest under leases capitalized at September 30, 1996 are as follows:

1997......................................................  $    227,000
1998......................................................       226,000
1999......................................................       262,000
2000......................................................       165,000
2001......................................................       367,000
Later years...............................................     2,731,000
                                                            ------------
                                                               3,978,000
Less interest--4.0% to 8.0%...............................      (917,000)
                                                            ------------
Total minimum lease payments..............................     3,061,000
Less amounts due within one year..........................      (124,000)
                                                            ------------
                                                            $  2,937,000
                                                            ------------
                                                            ------------

-----------------------------------------------------------
-----------------------------------------------------------

Note 6--Income Taxes

The difference between the total statutory Federal income tax and the actual income tax expense is accounted for as follows:

                                                         1996                       1995                       1994
                                               -------------------------  -------------------------  -------------------------

                                                            Percent of                 Percent of                 Percent of
                                                              Pre-Tax                    Pre-Tax                    Pre-Tax
                                                 Amount      Earnings       Amount      Earnings       Amount      Earnings
                                               -------------------------  -------------------------  -------------------------
Federal statutory tax expense................  $3,989,000         35.0%   $3,150,000         35.0%   $5,367,000         35.0%
State and local income tax expense, net of
Federal income tax benefit...................     513,000          4.5       360,000          4.0       613,000          4.0
                                               ----------        ---      ----------        ---      ----------        ---
Income tax expense...........................  $4,502,000         39.5%   $3,510,000         39.0%   $5,980,000         39.0%
                                               ----------        ---      ----------        ---      ----------        ---
                                               ----------        ---      ----------        ---      ----------        ---

Income tax expense consists of the following components:

                                                   1996        1995        1994
                                                ----------  ----------  ----------
Current.......................................  $4,477,000  $4,047,000  $5,500,000
Deferred......................................      25,000    (537,000)    480,000
                                                ----------  ----------  ----------
                                                $4,502,000  $3,510,000  $5,980,000
                                                ----------  ----------  ----------
                                                ----------  ----------  ----------

Deferred income taxes are provided to reflect the tax effect of timing differences in reporting income and deductions for tax and financial statement purposes, principally depreciation, pension, employee benefits, deferred compensation and inventory.

Included in Other Current Assets at September 30, 1996 and 1995 is $1,504,000 and $1,478,000, respectively, of current deferred income tax debits, and included in Income Taxes Payable at September 30, 1996 and 1995 is $506,000 and $863,000, respectively, of current deferred income tax credits.

Note 7--Commitments

The Company is obligated under certain long-term leases which do not meet the criteria for capitalization. The annual minimum rental commitments (excluding escalation) of these leases are:

1997.......................................................   $1,225,000
1998.......................................................    1,225,000
1999.......................................................    1,225,000
2000.......................................................    1,153,000
2001.......................................................    1,153,000
2002-2005..................................................    3,392,000

Total rental expense charged to operations in 1996, 1995 and 1994 amounted to $1,501,000, $2,474,000, and $2,421,000, respectively.

The Company is obligated under various licensing agreements for annual minimum royalty expense commitments, amounting to approximately $1,800,000, $1,400,000 and $200,000 for 1997, 1998 and 1999, respectively.

Total royalty expense charged to operations in 1996, 1995 and 1994 amounted to $3,433,000, $3,336,000, and $5,309,000, respectively.

Note 8--Stock Option Plan

In 1989, the Company adopted a plan for granting stock options to employees to purchase common stock at a price equal to its fair market value at the respective date of grant. Options expire five years after the respective date of grant.

For the years ended September 30, 1994, 1995 and 1996, there were 200,000 options available for grant, and there were no unexercised options for these respective periods.

-----------------------------------------------------------
-----------------------------------------------------------

Note 9--Pension and Retirement Plans

The Company contributes to defined benefit pension plans which cover all eligible employees. Pension costs are generally funded currently. Pension expense amounted to $606,385 in 1996, $391,055 in 1995 and $549,587 in 1994. Net
pension costs under FASB No. 87 included the following components:

                                               1996          1995          1994
                                           ------------  ------------  ------------
Service cost-benefits earned during the
 period..................................  $   626,204   $   562,230   $   620,643
Interest cost on projected benefit
 obligation..............................    1,072,436       980,101     1,056,531
Actual return on plan assets loss
 (gain)..................................   (1,711,145)   (1,797,953)      253,612
Net amortization and deferral............      398,651       640,469    (1,381,199)
                                           ------------  ------------  ------------
Net periodic pension cost before
 settlement..............................      386,146       384,847       549,587
Settlement gain..........................      220,239         6,208
                                           ------------  ------------  ------------
Net periodic pension cost after
 settlement..............................  $   606,385   $   391,055   $   549,587
                                           ------------  ------------  ------------
                                           ------------  ------------  ------------

The following table sets forth the funded status for the Company's defined benefit pension plans:

                                                            1996          1995
                                                        ------------  ------------
Actuarial present value of benefit obligation
  Vested benefit obligation...........................  $(11,947,688) $(11,651,126)
  Nonvested benefit obligation........................      (431,473)     (465,500)
                                                        ------------  ------------
  Accumulated benefit obligation......................   (12,379,161)  (12,116,626)
  Excess of projected benefit obligation over
   accumulated benefit obligation.....................    (1,276,116)   (1,409,543)
                                                        ------------  ------------
  Projected benefit obligation........................   (13,655,277)  (13,526,169)
  Actual plan assets at fair value....................    17,131,256    15,774,026
                                                        ------------  ------------
  Projected benefit obligation less than plan
   assets.............................................     3,475,979     2,247,857
  Unrecognized net (gain).............................      (793,060)     (105,711)
  Unrecognized prior service cost.....................       455,558       535,719
  Unrecognized net transition obligation at September
   30,................................................       629,800       655,568
                                                        ------------  ------------
  Prepaid pension cost at September 30,...............  $  3,768,277  $  3,333,433
                                                        ------------  ------------
                                                        ------------  ------------

The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation for the Company's plans was 8.0% in 1996, 7.0% in 1995 and 7.5% in 1994. The expected long-term rate of return on assets used for the Company's plans was 9.5% in 1996 and 7.5% in 1995 and 9.5% in 1994.

The Board of Directors adopted on April 1, 1989 a Supplemental Executive Retirement Plan for certain executive employees to restore pension benefits which have been reduced by legislative action. The Company purchases annuity contracts to fund its obligation for the four participants (three officers-directors and one employee-director of the Company) under such plan and reimburses the participants for the current tax recognition resulting from such purchases. The respective costs are being amortized over the remaining estimated employment lives of the participants. The 1996, 1995 and 1994 expense for such plan was $705,000, $705,000 and $736,000, respectively.

The Board of Directors adopted on January 1, 1995, a Supplemental Benefit Restoration Plan for certain employees not covered by the Supplemental Executive Retirement Plan to restore certain pension benefits which have been reduced by legislative action. The Company is currently funding its obligations to the five participants, and the 1996 and 1995 expense for such plan was $68,000 and $75,000, respectively.

Note 10--Major Customers

The Company operates within one industry segment - the manufacture of apparel. The Company performs ongoing credit evaluations of its customers and generally does not require collateral or

-----------------------------------------------------------
-----------------------------------------------------------
other security to support customer receivables. Sales to one national retail chain accounted for approximately 66% of the Company's net sales in 1996, 63% in 1995 and 62% in 1994. Another national retail chain accounted for approximately 15%, 20% and 18% of the Company's net sales in 1996, 1995 and 1994, respectively. No other customer accounted for more than 10% of the Company's net sales in each of the three years ended 1996. The Company routinely assesses the financial strength of its customers and, as a consequence, management believes that its trade receivable credit risk exposure is limited. Historically, the Company has not experienced significant losses related to receivables.

Note 11--Shareholders' Equity

Pursuant to the Company's Rights Plan, each shareholder holds one right for each share of common stock, and in the event any person acquires 20% of the Company's common stock, each right will give the holder the option to purchase one share of the Company's common stock for $90, subject to adjustment. The rights expire May 16, 2003, and may be redeemed by the Company for $.01 per right. As of September 30, 1995, 5,069,892 shares of the Company's common stock were reserved for issuance under the Company's Rights Plan.

Note 12--Employment Agreements

The Company maintains employment agreements with four directors, three of whom are also officers of the Company. The employment agreements contain change in control provisions that would entitle each of the four directors to receive up to 2.99 times his five year average annual salary plus continuation of certain benefits if there is a change in control in the Company (as defined) and a termination of his employment. The maximum contingent liability under these agreements in such event is approximately $6,500,000. The employment agreements also provide for severance benefits, disability and death benefits and, as to one officer-director, consulting services under certain circumstances.

Note 13--Quarterly Financial Data (Unaudited)

Financial data for the interim periods of 1996 and 1995 were as follows:

Fiscal Year 1996                                   Net        Gross         Net       Earnings
Quarters                                          Sales      Margins     Earnings     Per Share
----------------------------------------------  ---------  -----------  -----------  -----------
                                                    (In thousands, except per share amounts)
First.........................................  $  33,024   $   6,474    $   1,341    $     .26
Second........................................     26,882       5,975        1,002          .20
Third.........................................     37,218       9,133        2,067          .41
Fourth........................................     49,367      10,165        2,486          .49
                                                ---------  -----------  -----------  -----------
   Total......................................  $ 146,491   $  31,747    $   6,896    $    1.36
                                                ---------  -----------  -----------  -----------
                                                ---------  -----------  -----------  -----------

Fiscal Year 1995
Quarters
----------------------------------------------
First.........................................  $  38,668   $   7,404    $   1,122    $     .22
Second........................................     28,380       6,588        1,052          .21
Third.........................................     33,040       7,092        1,404          .28
Fourth........................................     41,242       8,792        1,911          .37
                                                ---------  -----------  -----------  -----------
   Total......................................  $ 141,330   $  29,876    $   5,489    $    1.08
                                                ---------  -----------  -----------  -----------
                                                ---------  -----------  -----------  -----------

Independent Auditors' Report
-----------------------------------------------------------
-----------------------------------------------------------

Board of Directors and Shareholders
Garan, Incorporated

We have audited the accompanying consolidated balance sheets of Garan, Incorporated and its subsidiaries as at September 30, 1996 and 1995 and the related consolidated statements of earnings, shareholders' equity and cash flows for each of the three fiscal years in the period ended September 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the consolidated financial position of Garan, Incorporated and its subsidiaries as at September 30, 1996 and 1995, and the results of consolidated operations, changes in shareholders' equity and cash flows for each of the three fiscal years in the period ended September 30, 1996 in conformity with generally accepted accounting principles.

                                    Robbins, Greene, Horowitz, Lester & Co., LLP

New York, New York
November 15, 1996

Corporate Data
-----------------------------------------------------------
-----------------------------------------------------------

Notice of Annual Meeting

The Annual Meeting of Shareholders will be held on February 28, 1997 at 2 P.M. at the Hyatt Regency Crystal City, 2799 Jefferson Davis Highway, Arlington, Virginia.

Annual Report and Form 10-K

Additional copies of this report and copies of the Garan, Incorporated Form 10-K annual report to the Securities and Exchange Commission are available at no charge. Shareholders should make such requests by writing to our corporate headquarters at 350 Fifth Avenue, New York, New York 10118 or by telephone at
(212) 563-2000.

Shareholder Records

Inquiries relating to shareholder records, stock transfer, change of ownership, and change of address should be directed to the transfer agent listed below. Shareholders requiring additional assistance may contact Mr. Alexander J. Sistarenik, Treasurer, Garan, Incorporated at the address shown above or by telephone at (212) 563-2000.

Investor Inquiries

Security analysts and investors seeking information about the Company may contact Mr. William J. Wilson, Vice President - Finance at the address shown above or by telephone at (212) 563-2000.

Common Stock Information
-----------------------------------------------------------
-----------------------------------------------------------

On November 8, 1996, the Board of Directors declared a regular quarterly cash dividend of $.20 per share and a special dividend of $.20 per share which were paid on November 27, 1996 to shareholders of record on November 18, 1996.

Garan's common stock is listed and traded on the American Stock Exchange under the symbol GAN. The high and low sales prices during each quarterly period for fiscal years 1996 and 1995 are set forth in the table below:

                                                        1996                  1995
                                                --------------------  --------------------
Quarters                                          High        Low       High        Low
----------------------------------------------  ---------  ---------  ---------  ---------
First ........................................  $19 3/8    $16 3/8    $18 1/4      $15 1/2
Second .......................................  17         15 1/8     18            14 7/8
Third ........................................  17 1/2     16 3/8     18 1/4        15 5/8
Fourth .......................................  18         16 3/8     17 3/4        15 7/8

Dividends paid during the last two fiscal years were as follows:

                                                           Dividends Paid per Share
                                                     ------------------------------------
Quarters                                                   1996               1995
---------------------------------------------------  -----------------  -----------------
First      - Regular ..............................      $     .20          $     .20
           -Special ...............................            .20                .20
Second     -Regular ...............................            .20                .20
Third      -Regular ...............................            .20                .20
Fourth     -Regular ...............................            .20                .20
                                                         ------             ------
    Total .........................................      $    1.00          $    1.00
                                                         ------             ------
                                                         ------             ------

As at December 1, 1996 there were approximately 483 shareholders of record.

Registrar and Transfer Agent
       Wachovia Bank of North Carolina, N.A.
       Corporate Trust Department
       Post Office Box 3001
       Winston-Salem, NC 27102
       (800) 633-4236

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          Board of Directors
                                          Stephen J. Donohue
                                          Rodney Faver
                                          Jerald Kamiel
                                          Richard A. Lichtenstein
                                          Seymour Lichtenstein
                                          Frank Martucci
                                          Perry Mullen
                                          Marvin S. Robinson
                                          William J. Wilson

                                          Officers
                                          Chairman of the Board
                                          Seymour Lichtenstein
                                          President
                                          Jerald Kamiel
                                          Vice President--Finance and
                                            Administration
                                          William J. Wilson
                                          Vice President--General Counsel,
                                            Secretary*
                                          Marvin S. Robinson

                                          Treasurer
                                          Alexander J. Sistarenik
                                          Executive Offices
                                          350 Fifth Avenue, New York, New York
                                          Counsel
                                          Tannenbaum Dubin & Robinson, LLP
                                          New York, New York
                                          Auditors
                                          Robbins, Greene, Horowitz, Lester &
                                          Co., LLP
                                          New York, New York
                                          Registrar and Transfer Agent
                                          Wachovia Bank of North Carolina, N.A.
                                          Winston-Salem, NC
                                     *Partner--Tannenbaum Dubin & Robinson, LLP

[LOGO]  Entire Document Printed On Recycled Paper

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                                    G A R A N

                                 350 Fifth Avenue
                                New York, NY 10118